March 16, 2004

VIA EDGAR TRANSMISSION

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

         Re:  Somanetics Corporation - Current Report on Form 8-K
              Dated March 16, 2004 (File No. 0-19095)

Dear Sir or Madam:

         Pursuant to Rule 13a-11 under the Securities Exchange Act of 1934, pursuant to Regulation S-T and pursuant to the General Instructions to Form 8-K, enclosed for filing is a complete copy of the Company's Current Report on Form 8-K, including any financial statements, exhibits or other papers or documents filed as a part of such report.

                                         Very truly yours,

                                         /s/ Mary Ann Victor
                                         ------------------------------------
                                         Mary Ann Victor
                                         Vice President of Communications and
                                         Administration and Secretary

Enclosures

cc:   National Association of Securities Dealers, Inc. (by EDGAR)
      Bruce J. Barrett
      William M. Iacona
      Robert Henry
      Michelle T. Collins
      Patrick T. Duerr
      Robert J. Krueger

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)           March 16, 2004
                                                    ----------------------------


                             SOMANETICS CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Michigan                       0-19095                       38-2394784
------------------            ---------------------          ------------------
(State or other jurisdiction      (Commission                  (IRS Employer
of incorporation)                  File Number)              Identification No.)


1653 East Maple Road, Troy, Michigan                             48083-4208
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code        (248) 689-3050
                                                    ----------------------------

Item 12. Results of Operations and Financial Condition

     On March 16, 2004, Somanetics Corporation announced its financial results for the first fiscal quarter ended February 29, 2004 and certain other information. A copy of the press release is furnished with this report following the signature page and is incorporated in this Item 12 by reference. The information in this report and the attached press release shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly stated by specific reference in such filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 16, 2004                            SOMANETICS CORPORATION
                                          -------------------------------------
                                                          (Registrant)

                                          By:      /s/ Mary Ann Victor
                                             ----------------------------------
                                                       Mary Ann Victor

                                           Its: Vice President of Communications
                                                and Administration and Secretary

                                  EXHIBIT INDEX

Exhibit                 Description

99.1                    News release dated March 16, 2004